SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 4, 2001
                                                         ---------------

                                  CIMNET, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter)


        Delaware                    0-22597                     52-2075851
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     (State or other              (Commission                  (IRS Employer
     jurisdiction of               File Number)              Identification No.)
        Formation)



                    946 West Penn Avenue, Robesonia, PA    19551
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (610) 693-3114
                                                           --------------


           ----------------------------------------------------------
          (Former name or former address, if changes since last report)

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

Item 4.  Changes In Registrant's Certifying Accountant
         ---------------------------------------------

         On October 4, 2001, Grant Thornton LLP ("Grant Thornton") was dismissed as the independent accountant for the Company. The reports of Grant Thornton on the Company's financial statements within the two most recent fiscal years or any subsequent interim period contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company's Board of Directors approved the dismissal of Grant Thornton.

         During the two most recent fiscal years and any subsequent interim period preceding Grant Thornton's dismissal, there were no disagreement(s) with Grant Thornton on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Company's two most recent fiscal years and any subsequent interim period preceding the accounting firm of Grant Thornton's dismissal.

         The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

         The Company engaged Beard Miller Company LLP ("Beard Miller"), as its new independent accountants as of October 5, 2001. Prior to such date, the Company did not consult with Beard Miller regarding (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered by Beard Miller on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

16.1 Letter dated October 10, 2001, from the accounting firm of Grant Thornton LLP, independent accountants to the Company, concerning the disclosure made in this Report on Form 8-K.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                        CIMNET, INC.



                                    By: /s/ John D. Richardson
                                        ----------------------------------------
                                        Name:  John D. Richardson, III
                                        Title: Chief Executive Officer



Dated:  October 10, 2001

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